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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 11, 1998


                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                       0-22915              76-0415919
(State or other jurisdiction of      (Commission           (I.R.S. Employer
        incorporation)               File Number)         Identification No.)


                              14811 ST. MARY'S LANE
                                    SUITE 148
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 496-1352







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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On December 11, 1998, Carrizo Oil & Gas, Inc., a Texas corporation (the "Company") completed the acquisition (the "Acquisition") of certain oil and gas producing properties in Wharton County, Texas, along with certain rights to participate in certain exploration prospects (primarily in the Wilcox formation) in Wharton County, Texas and associated rights of access to certain 2-D and 3-D seismic data and related information and certain other related assets (collectively, the "Assets") from Hall-Houston Oil Company, a Texas corporation, Hall-Houston 1996 Exploration and Development Facility Overriding Royalty Trust, a Texas trust, and Hall-Houston Oil Company Employee Royalty Trust, a Texas trust (collectively, "Hall-Houston"). The Acquisition was effected pursuant to an Agreement dated November 20, 1998 by and between the Company and Hall-Houston (the "Agreement") which is incorporated herein by reference.

                  The consideration for the Acquisition was $3 million cash, subject to certain post-closing adjustments as provided in the Agreement relating to, among other things, oil and gas production from the Assets from an effective date of October 1, 1998. The $3 million consideration was determined by negotiations between the Company and Hall-Houston. There was no material relationship between the Company and Hall-Houston prior to the consummation of the Acquisition. The source of funds for the Acquisition was the term loan arrangement entered into between the Company and Compass Bank in September of 1998 (described in the Company's Form 10-Q for the quarterly period ending September 30, 1998).

                  The Acquisition is not required to be reported under Item
2 of Form 8-K because it does not involve an acquisition of a business that is "significant" as determined under Regulation S-X 11-01(b) by reference to the most recently completed annual fiscal year for the Company and the Assets. The Acquisition is being reported because of its possible significance in relation to the Company's and the Assets' current fiscal year.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired.

                  In accordance with Item 7(a)(4) of Form 8-K, registrant will file the required financial statements by amendment to this Form 8-K as soon as practicable, but no later than February 24, 1999.

                  (b)      Pro Forma Financial Information.

                  In accordance with Item 7(b)(2) of Form 8-K, registrant will file the required financial information by amendment to this Form 8-K as soon as practicable, but no later than February 24, 1999.

                  (c)      Exhibits.

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         2.1      Agreement dated November 20, 1998 by and between the Company and Hall-Houston.

         *99.1 Limited Guaranty by Douglas A.P. Hamilton for the benefit of Compass Bank.

         *99.2 Notice of Final Agreement with respect to a term loan from Compass Bank.

         *99.3 Limited Guaranty by Paul B. Loyd, Jr. for the benefit of Compass Bank.

         *99.4 Limited Guaranty by Steven A. Webster for the benefit of Compass Bank.

         *99.5 Fourth Agreement to First Amended, Restated, and Combined Loan Agreement by and between the Company and Compass Bank.





























------------------------------
* Incorporated by reference to the Company's Form 10-Q for the quarterly period ending September 30, 1998.

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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CARRIZO OIL & GAS, INC.



                                        By: /s/ S.P. JOHNSON IV
                                           ------------------------------------
                                        Name:   S.P. Johnson IV
                                             ----------------------------------
                                        Title:  President
                                              ---------------------------------


Date:  December 28, 1998

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                                 EXHIBIT INDEX

         EXHIBIT
         NUMBER                             DESCRIPTION
         ------                             -----------
         2.1      Agreement dated November 20, 1998 by and between the Company and Hall-Houston.

         *99.1    Limited Guaranty by Douglas A.P. Hamilton for the benefit of
                  Compass Bank.

         *99.2 Notice of Final Agreement with respect to a term loan from Compass Bank.

         *99.3    Limited Guaranty by Paul B. Loyd, Jr. for the benefit of
                  Compass Bank.

         *99.4    Limited Guaranty by Steven A. Webster for the benefit of
                  Compass Bank.

         *99.5    Fourth Agreement to First Amended, Restated, and Combined Loan
                  Agreement by and between the Company and Compass Bank.


--------------

* Incorporated by reference to the Company's Form 10-Q for the quarterly period ending September 30, 1998.